UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 5, 2026, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) announced certain preliminary and unaudited financial and operating results for the fourth quarter ended December 31, 2025, including that Crinetics expects to report that it generated net product revenue from PALSONIFYTM (paltusotine) of over $5.0 million for the three months ended December 31, 2025.

Crinetics’ audited financial statements for the year ended December 31, 2025 are not yet available. Accordingly, this estimate of the Company’s net product revenue from PALSONIFY is preliminary and unaudited, and remains subject to completion of the Company’s financial closing procedures, including the completion of management’s review and related internal controls over financial reporting. Accordingly, the estimated net product revenue from PALSONIFY set forth above reflects the Company’s preliminary and unaudited estimate with respect to such information based on information currently available to management, and may differ materially from the Company’s actual financial results as of December 31, 2025.

Item 7.01	Regulation FD Disclosure.

On January 5, 2026, Crinetics issued a press release and made available a corporate presentation (the “Presentation”) announcing certain updates regarding PALSONIFY commercialization and topline results from the fourth cohort of the Phase 2 trial of atumelnant for congenital adrenal hyperplasia. Copies of the press release and the Presentation are attached as Exhibits 99.1 and 99.2, respectively, to this report. The Presentation will also be available under the “Investor Relations” section of the Company’s website.

The information contained in this report, including the information included in Items 2.02 and 7.01, as well as in Exhibits 99.1 and 99.2 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 5, 2026, Crinetics announced several key updates. The following represents a summary of notable business updates and events:

Paltusotine

•

On January 5, 2026, we presented our unaudited and preliminary PALSONIFY net revenue estimate from the fourth quarter of 2025 along with several key metrics reflecting uptake from patients and healthcare providers, as well as payer feedback:

•	Estimated unaudited and preliminary net product revenue from PALSONIFY of greater than $5.0 million for the three months ended December 31, 2025.

•	More than 200 enrollment forms received, including 22 from U.S.-based open-label extension participants.

•	Over 125 unique PALSONIFY prescribers, 50% of whom are from the community setting and 50% are from the pituitary treatment center setting.

•	Approximately half of newly filled bottles were reimbursed without need for Quickstart bridge supplies.

•	12-month duration of most prior authorizations with approximately half of newly filled bottles reimbursed.

Atumelnant (ACTH Antagonist)

•

On January 5, 2026, we presented additional data from the Phase 2 study of atumelnant in adults with congenital adrenal hyperplasia (CAH). The update included data from the fourth cohort (n=10, 12-week study) and the open-label extension (n=7 with at least 13 weeks of data).

•

Participants in the fourth cohort were treated with atumelnant in the morning and their glucocorticoid doses were reduced during weeks 2 to 10. Treatment with atumelnant resulted in rapid, sustained lowering of androstenedione (in all 8 patients that completed the fourth cohort). Seven out of these 8 patients continued to maintain lower A4 after glucocorticoid doses were reduced to physiologic levels. Atumelnant was observed to be well-tolerated with no serious adverse events and no treatment-related severe adverse events. No participants discontinued due to adverse events. No patients experienced hepatic transaminase adverse events.

•

A data snapshot with limited source data verification from the first 7 patients in the Open Label Extension to have completed 13 weeks shows both serum A4 reductions and GC dose reductions that are in line with those seen in Cohort 4. Additionally, investigators have not observed any serious adverse events or any treatment-related severe adverse events, and have not observed any hepatic transaminase adverse events to date with 25 patients enrolled and with 7 participants who have completed over 20 weeks of treatment in the study.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding Crinetics’ plans, objectives and expectations (financial and otherwise), including with respect to its 2025 financial and operating results; Crinetics’ ability to effectively commercialize PALSONIFY; the expected timing of initiation of a Phase 3 program for atumelnant for CAH and for a Phase 2/3 program of atumelnant for ACTH-dependent Cushing’s syndrome; the plans and timelines for the clinical development of the Company’s drug candidates, including the therapeutic potential and clinical benefits or safety profile thereof; and the expected timing of additional research pipeline updates or the expected timing of the advancement of those programs. These forward-looking statements speak only as of the date of this report and are subject to a number of risks, uncertainties and assumptions, including, without limitation, data that the Company reports may change following completion or a more comprehensive review of the data related to the clinical studies; the Company may not be able to obtain, maintain and enforce the Company’s patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights; geopolitical events may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical studies and nonclinical studies; regulatory developments or political changes, including policies related to pricing and pharmaceutical drug reimbursement, in the United States and foreign countries; clinical studies and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and Crinetics’ drug candidates may not advance in development; Crinetics may use its capital resources sooner than expected or the Company’s cash burn rate may accelerate; any future impacts to the Company’s business resulting from geopolitical developments outside the Company’s control; and the other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”). The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended September 30, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 5, 2026

99.2	Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: January 5, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)